Is it time to review your retirement plan?

Offer extended!

Ohio National Financial Services®

Every individual has unique retirement needs, which is why you recently received a communication, dated December 1, 2017, regarding the opportunity to participate in our variable annuity to fixed indexed annuity exchange offer.

If you haven't already accepted this offer, there is still time left to discuss with your financial professional and determine if this offer meets your retirement needs.

We are excited to announce the deadline to participate in this exchange offer has been extended until April 6, 2018.

Ohio National Financial Services®
Life changes. We'll be there.®
P.O. Box 237
Cincinnati, OH 45201-0237

Presorted
First Class
U.S. Postage
PAID
Cincinnati, OH
Permit No. 117

Our Annuity Product Specialists are also available to provide exchange documents and answer your questions at 833.810.4642.

This supplements our prior communication and your related ONcore annuity prospectus dated May 1, 2017.
Annuity products are issued by The Ohio National Life Insurance Company.
Variable annuity distributor: Ohio National Equities, Inc. Issuer is not licensed to conduct business in NY.

THE OHIO NATIONAL LIFE INSURANCE COMPANY AND ITS AFFILIATES HAVE A FINANCIAL INTEREST IN THE SALE OF THE PRODUCTS DETAILED WITHIN THIS MATERIAL.

NOT A DEPOSIT	NOT FDIC INSURED	NOT GUARANTEED BY ANY BANK	NOT INSURED BY ANY GOVERNMENT AGENCY	MAY LOSE VALUE